Exhibit 10.16

2014 WARRANTS PLAN

ISSUANCE AND EXERCISE CONDITIONS

Maximum offer of 100,000 subscription rights (“Warrants”)

reserved for the Beneficiaries of the Company Warrants Plan

Acceptances of this Warrants Offer must be returned to the Company in adherence to Section 4.1

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Definitions

Beneficiaries	certain employees, directors and members of the management of the Company as identified by the Board of Directors of the Company;
Remuneration Committee	the nominating and remuneration committee of the Company established within the Board of Directors;
Board of Directors	the board of directors of the Company;

Offer Date	the date of the written communication of the Offer to the Beneficiaries;

Warrant Holder	the person registered in the warrants ledger of the Company as holding one or more Warrants;

Offer	the offer of the Warrants;

Exercise period	the exercise period during which the Warrant Holder can exercise the received Warrants (as described in Article 4.5) in order to acquire shares of the Company;

Warrants Plan	this plan relative to the Warrants established by the Company;

Company	Cardio3 BioSciences SA;

Warrants	the maximum of 100,000 subscription rights offered freely to the Beneficiaries of the Offer under the law dated March 26, 1999;

1.	Decision by the Board of Directors and special report by the Board of Directors

On May 16, 2014, the Board of Directors indicated its agreement to create and issue 100.000 Warrants, which are to be distributed to the future beneficiaries, in the context of the authorized capital and in accordance with Article 7 of the bylaws.

This document, entitled “ISSUANCE AND EXERCISE CONDITIONS,” is attached as Appendix 1 to the special report prepared by the Board of Directors pursuant to Article 583 of the Companies Code.

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On May 16, 2014, the Board of Directors approved the issuance of 100,000 Warrants with cancellation of the preferential subscription rights of the existing shareholders and warrant holders, primarily in favor of the members of the Company’s staff and, secondarily, the people specified in the special report prepared on May 16, 2014 by the Board of Directors, and granted a mandate to the Remuneration Committee to identify the Beneficiaries of the Warrants, as well as the number of Warrants assigned to each of them.

On May 5, 2014, the General Shareholders’ Meeting approved the principle of the proposal by the Board of Directors to issue a maximum of 100,000 Warrants under the Warrant Plan (as part of the authorized capital), in accordance with the provisions of Article 7.13 of the Belgian Corporate Governance Code. This approval is an approval in principle of the issuance of these Warrants, and not a decision on the issuance itself (decision which will be made by the Board of Directors).

The Board of Directors also tasked the Remuneration Committee with taking all necessary or useful measures to implement this Warrant Plan.

2.	Information on the Offer of the Warrants

4.1 Identification of the Beneficiaries of the Offer

The Offer is reserved for the Beneficiaries within the limits of and based on the distribution determined by the Board of Directors of the Company.

The following may be considered to be a “Beneficiary”:

•	any person who, on the Offer Date, is under an open-ended employment contract with the Company;

•	any Director of the Company;

•	any person providing products or services to the Company independently but regularly, if applicable, upon the intervention of a management or service company;

Each Beneficiary may be offered a certain number of Warrants based on a distribution decided upon by the Remuneration Committee established within the Board of Directors, which shall decide on a special agent appointed by the Board of Directors, with the understanding that the Board of Directors has all powers to define that distribution. The granting of Warrants to the non-executive directors is subject to approval by the General Shareholders’ Meeting.

The participation in the Warrant Plan does not grant any additional rights to workers in terms of labor laws and, in particular, does not create any limitation or additional condition for the employer to end the employment relationship with one of its collaborators, in accordance with the laws in force.

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The Beneficiaries are asked to return the completed acceptance form to the Company, to the attention of Mr. Patrick Jeanmart, such that it is received by the Company no later than the date indicated to them as part of the Offer. This Offer Date will appear on the acceptance form that will be given to each Beneficiary.

The acceptance form will indicate whether the Beneficiary accepts or declines the allocation of the Warrants. If the completed acceptance form is not received within the time frame indicated above, the Beneficiary will be considered to have REFUSED the allocation of the Warrants.

4.2. Total number of Warrants

The total Offer pertains to a maximum number of 100,000 Warrants. Each Warrant entitles its holder to subscribe for one ordinary share of the Company.

4.3. Exercise periods for the Warrants

Warrants definitively acquired may be exercised, in whole or in part, the first month of each quarter beginning on January 1, 2018, until the tenth anniversary of the issuance of the Warrants, i.e., May 15, 2024, for employees, and until the fifth anniversary of the issuance of the Warrants, i.e., May 15, 2019, for non-employees. Each fiscal year period ends on the last business day of the month in question. The month of May 2024 represents the last exercise period of this Warrant Plan, which will begin on April 1, 2024 and will end on May 15, 2024.

Warrants not exercised at the end of the last exercise period will become null and void.

By way of derogation from the previous paragraphs, in case of public acquisition offer over the Company shares, the Warrants may also be exercised for fifteen days from the announcement of the public offer by the FSMA.

4.4. Issue price of the Warrants

The Warrants will be issued free of charge and offered to the Beneficiaries. The Warrants will be subject to the law dated March 26, 1999 (inasmuch as the Beneficiary is subject to that law).

4.5. Exercise price of the Warrants

The exercise price of the Warrants will be the lower of the (i) mean closing price of the share for the 30 days preceding the Offer Date, and the (ii) last closing price before the Offer Date, with the understanding that the exercise price of the Warrants allocated to the Beneficiaries who are not members of the staff cannot be lower than the mean share price for the 30 days preceding the start date of the issuance.

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4.6. Exercise terms of the Warrants

A Warrant that may be exercised will only be considered to have been exercised upon receipt by the Company of:

(i)	a written notice in the form determined by the Company, stating that a Warrant or a certain number of Warrants is being exercised;

(ii)	the full payment of the exercise price of those exercised Warrants in euros, by bank wire transfer, and the number of which will be communicated to each Beneficiary by the Company;

(iii)	in the event the Warrants are exercised by a person or persons other than the Warrant Holder, appropriate proof that that person or those persons are entitled to exercise that Warrant;

and

(iv)	declarations and documents that the Board of Directors or the delegated Company director deem necessary or desirable in order to comply with the applicable legal and regulatory stipulations, and which the Board of Directors or the delegated director have requested to see.

All of the above must be in the Company’s possession no later than the last day of the exercise period in question.

4.7. Characteristics of the shares that will be issued following the exercise of the Warrants

4.7.1 General characteristics

The new shares that will be issued within a reasonable time frame after the expiration of an exercise period of the Warrants will be of the same type and will benefit from the same rights as the shares existing on the Offer Date (without prejudice of that set forth in Section 4.9 below). Taking into account what is specified in Section 4.9, if several share categories exist, the shares issued following the exercise of the Warrants will belong to the ordinary share category.

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4.7.2.	Enjoyment

When the Warrants are exercised, the shares issued during that exercise shall bear the same enjoyment as the other Company shares (without prejudice to that set forth in Section 4.9 below).

4.7.3.	Availability

Within a reasonable time frame after closing of the exercise period in the registered or dematerialized form by registration in the account, as chosen by the Beneficiary.

4.7.4.	Transferability

The shares that come from the Warrants are transferable subject to the same legal and/or statutory conditions as the other Company shares, without prejudice to that stated in Section 4.9.2 below.

4.7.5.	Costs related to the delivery of the shares

If the subscribed shares are delivered to a securities account, they will be delivered free of charge inasmuch as the account is held with a financial institution in Belgium.

4.8 Form and delivery of the Warrants - Non-transferability

At the registered office of the Company, a register of Warrant Holders will be kept that will contain the precise name of each Warrant Holder and the indication of the number of Warrants held.

The Warrants are non-transferable between living persons.

4.9 Modification of the structure of the Company’s capital

4.9.1	By derogation to what is set out in Article 501 C. Soc., and without prejudice to the exceptions set out by the law, the Company reserves the right to adopt any decision it deems necessary relative to its capital, Bylaws or administration. Such decisions may include, inter alia: a capital decrease, with or without reimbursement to shareholders; a capital increase by incorporating reserves, whether or not it is combined with the creation of new shares; a capital increase in kind; a capital increase in cash with or without limitation or cancellation of the preferential subscription rights of the shareholders; an issue of beneficiary shares, convertible bonds, preferential shares, bond with warrant, or ordinary or warrant bonds; a change in the provisions of the Bylaws regarding distributions of the profits or (net) proceeds from liquidation or other rights attached to the ordinary shares; splitting of the shares; dividend distribution in shares; dissolution of the Company; a legal merger; a legal split or a contribution or transfer of assets or an activity branch, irrespective of whether it is combined with the exchange of shares. The Company may adopt such decisions even if they meant or could mean that the profits are given to the Warrant holder through the issue and exercise conditions of the Warrants or the law, unless such a reduction is obviously the sole purpose of such a decision.

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However, in case or a merger or split, the Board of Directors has an obligation of means to ensure that the Warrants not exercised on the date of such operations will be modified in accordance with the conversion parity applied to the existing Company shares.

Furthermore, in case of a capital reduction operation or similar operation causing a decrease in the Company’s equity following a decision by the shareholders made in a general shareholders’ meeting, the exercise price of the Warrants may be modified by decision by the Board of Directors notified to the Beneficiaries so as to compensate the loss of value resulting from the reduction in equity. Any change will be applicable as of notification to the Beneficiaries and without the latter needing to accept it formally.

Lastly, the number of shares corresponding to the Warrants will be adjusted so as to reflect and account for any increase or decrease in the number of Company shares following a division or grouping, depending on the case.

4.9.2	In the event the Company performs a capital increase by cash contributions before the final date set out to exercise the Warrants, the Warrant Holders will have the option of exercising them immediately and participating in the new issue, inasmuch as the former shareholders have that right.

In that case, this exercise and the payment of the exercise price must take place, in accordance with the terms defined in Section 4.6. above, no later than three business days before the opening of the subscription period relative to that capital increase.

In case of early exercise of the Warrants in that scenario, the subscribed shares will remain registered and non-transferable; at the end of the expiration dates set under Section 4.3. above, they will become transferable for the quantities equivalent to the number of Warrants that can be exercised on those deadlines and may (if the Company already has dematerialized shares at the time of the exercise) be converted into dematerialized shares.

if an event occurs, during that non-transferability period, that would normally have caused the Beneficiary to lose the right to exercise all or part of its Warrants (see Section 4.10 below), the Company will benefit from the option of buying back the shares obtained by the early exercise of those Warrants, for a price corresponding to the exercise price of those Warrants (as long as the legal conditions to buy back its own shares are met).

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4.10	Situation in case of departure

4.10.1.	If the Warrant Holder loses the capacity of Beneficiary within the meaning of Article 4.1 above following (i) dismissal or revocation (except for gross negligence attributable to the Beneficiary), (ii) voluntary resignation, or (iii) cessation of belonging to the Company:

•	none of the Warrants that have been assigned to it may be exercised if it loses the capacity of Beneficiary before the first anniversary of the Offer Date;

•	the Warrants not yet exercised remain acquired by the Beneficiary, and may be exercised in accordance with Section 4.3., in the amount of:

•	33% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary before the second anniversary of the Offer Date;

•	66% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary before the third anniversary of the Offer Date;

with the understanding that the other Warrants may not be exercised;

•	100% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary after the third anniversary of the Offer Date.

The Warrants that can no longer be exercised by the Beneficiaries will automatically become irrelevant and void for them, and will be subject to automatic cancellation.

The Warrants that can be exercised under this Section 4.10.1 will have to be exercised during the next exercise period set out in Article 4.3. If this is not done, the Warrants that have not been exercised by the Beneficiaries at the end of that next exercise period will automatically become irrelevant and void for them, and will be subject to automatic cancellation.

4.10.2.	If the Warrant Holder loses the capacity of Beneficiary within the meaning of Section 4.1 following dismissal or revocation for gross negligence (attributable to the Warrant Holder), all of the Warrants not exercised on the date on which he/she loses the capacity of Beneficiary will automatically become irrelevant and void and will be subject to automatic cancellation.

4.10.3.	In case of death of the Beneficiary, the assignees may exercise the Warrants at the time and according to the terms set forth in Section 4.10.1 (mutatis mutandis).

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4.10.4	If the Beneficiary loses the capacity of Beneficiary following legal retirement or at the end of his/her career, the Warrants may be exercised at the time and under the terms set by these issue conditions (see Section 4.3).

4.10.4	With respect to people having the capacity of Beneficiary due to the fact they are a director or provide products or services to the Company independently but regularly (if applicable with the intervention of a management or service company), the terms “dismissal or revocation” and “voluntary resignation” designate the various scenarios in which the contractual relationship under which those products or services are provided is definitively ended, either by the Company or by the Beneficiary or the management or service company. The term “gross negligence” refers to the scenario where that break is based on a serious breach by the Beneficiary or the management or service company of its contractual obligations. An interruption of more than six months in the supply of the products or services is considered to be a definitive break.

4.11	In case of suspension of the employment contract

In case of suspension of the employment contract for a total duration of more than six months, the consequence of that suspension on the rights related to the Warrants allocated by the Company will be determined for each case in particular by the Company.

4.12	Applicable Law

This Warrant Offer is subject to Belgian law. The courts and tribunals of the registered office of the Company have sole jurisdiction for any dispute relative to the Offer, issuance or exercise of the Warrants

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APPENDIX I - ISSUANCE AND EXERCISE CONDITIONS

Maximum offer of 140,000 subscription rights (“Warrants”)

reserved for the Beneficiaries of the Company Warrants Plan

Acceptances under this Warrants Offer may be filed, as indicated in Section 4.1 below, with the Company

The Beneficiaries of the Offer are advised to read the tax code as it is described in Section 4.14 of this document carefully.

CARDIO3 BIOSCIENCES SA

EXHIBIT 3 TO THE MINUTES OF THE MEETING OF THE BOARD OF DIRECTORS OF 16 JANUARY 2013

Definitions

Beneficiaries	Certain employees, directors and members of the management of the Company as identified by the Board of Directors of the Company.

Offer Date	the date of the written communication of the Offer to the Beneficiaries.

Warrant holder	the person registered in the warrants ledger of the Company as holding one or more warrants

Liquidity Event	(i) a transfer of all or nearly all of: (a) the Company’s property; or (b) the Company’s shares; (ii) a merger, split or other Restructuring of the company (excluding a capital increase by cash contribution but including a capital increase by contribution in kind), following which the holders of the majority of the votes in the Company (immediately before that restructuring) no longer hold, as a group, the majority of the votes of the surviving/receiving entities; (iii) any other sale of that Company; or (iv) a liquidation of the Company;

Offer	the offer of the Warrants;

Exercise period	the exercise period during which the warrant holder can exercise the received Warrants (as described in Article 4.5) in order to acquire shares of the Company;

Warrants Plan	this plan relative to the Warrants established by the Company

Company	Cardio3 BioSciences SA

Warrants	the maximum of 140,000 subscription rights offered freely to the Beneficiaries of the Offer under the law dated March 26, 1999

1.	Decision by the Board of Directors

On January 16, 2013, the board of directors indicated its agreement to propose the creation of 140,000 warrants to the Extraordinary General Shareholders’ Meeting of the Company, to be distributed to the future beneficiaries.

2.	Special report by the Board of Directors

This document, entitled “ISSUANCE AND EXERCISE CONDITIONS,” is attached as Appendix 1 to the special report prepared on January 16, 2013 by the Board of Directors pursuant to Article 583 of the Companies Code.

3.	Decision by the General Shareholders’ Meeting

The General Shareholders’ Meeting was held on January 31, 2013. It approved the principle decision, with unanimous waiver of the preferential subscription right, regarding the issue of 140,000 Warrants and granted a mandate to the Board of Directors in order to identify the beneficiaries of the Warrants, as well as the number of Warrants allocated to each of them. The Warrants offered to the Company CEO and CFO (or their permanent representatives, if applicable) will be referred to as “Management Warrants.”

The issuance of the Warrants accepted by the Beneficiaries will be done by a notarial deed (in accordance with Article 589 of the Companies Code) after the expiration of the acceptance period.

It also tasked the Board of Directors with taking all necessary or useful measures to implement this Warrant Plan.

4.	Information on the Offer of the Warrants

4.1 Identification of the Beneficiaries of the Offer

The Offer is reserved for the Beneficiaries within the limits of and based on the distribution determined by the Board of Directors of the Company (the “Board”).

The following may be considered to be a “Beneficiary”:

•	any person who is a member of the management of the Company and who, on the Offer Date, is under an open-ended employment contract;

•	any Director of the Company;

•	any person providing products or services to the Company independently but regularly, if applicable, upon the intervention of a management or service company;

Each Beneficiary may be offered a certain number of Warrants based on a distribution decided upon by the Remuneration Committee established within the Board, which shall decide as a special agent appointed by the General Shareholders’ Meeting, with the understanding that the Board has all powers to define that distribution.

The participation in the Warrant Plan does not grant any additional rights to workers in terms of labor laws and, in particular, does not create any limitation or additional condition for the employer to end the employment relationship with one of its collaborators, in accordance with the laws in force.

The Beneficiaries are asked to return the completed acceptance form to the Company, to the attention of Mr. Patrick Jeanmart, such that it is received by the Company no later than the date indicated as part of the Offer (or 60 days after the Offer Date). This Offer Date will appear on the acceptance form that will be given to each Beneficiary.

The acceptance form will indicate whether the Beneficiary accepts or declines the allocation of the Warrants. If the completed acceptance form is not received within the time frame indicated above, the Beneficiary will be considered to have REFUSED the allocation of the Warrants.

4.2. Total number of Warrants

The total Offer pertains to a maximum number of 140,000 Warrants. Each Warrant entitles its holder to subscribe for one ordinary share (i.e., on that date, a class A share) of the Company.

4.3. Definitive acquisition of the “Management Warrants”

In accordance with the other exercise conditions, the Management Warrants will only be definitively acquired (and consequently able to be exercised during the exercise periods) if the conditions set out below are met:

All of the Management Warrants will be definitively acquired on December 31, 2013, inasmuch as the Company Has secured funding (in dilutive or non-dilutive form) for a minimum amount of EUR 25 million no later than December 31, 2013. If all of part of that funding is done in a dilutive form for the other shareholders, the definitive acquisition of the Management Warrants is also subject to the pre-money valuation of the company used to issue new shares (other than those resulting from the conversion of the E, F, G and H convertible loans contracted by the Company). This pre-money valuation cannot be less than EUR 45 million for all of the funding, representing a maximum dilution of 35% for the shareholders of the Company after conversion of the E, F, G and H convertible loans. If the minimum funding of EUR 25 million is done on a partially dilutive basis, the management warrants will be definitively acquired only inasmuch as the total dilution of the shareholders resulting from all of the minimum funding of EUR 25 million does not exceed 35%.

The minimum funding of EUR 25 million accounts for the amounts gathered as part of the convertible H loan (“Loan H Agreement”).

4.4. Extinction of the warrants

If the conditions defined in Article 4.3 are not met on December 31, 2013, the Management Warrants will have no value and will be void.

4.5. Exercise periods for the Warrants

As stipulated in Articles 4.3, 4.4 and 4.10, the warrants definitively acquired may be exercised, in whole or in part, the first month of each quarter beginning on January 1, 2014, and until the tenth anniversary of the issuance of the plan, i.e., January 31, 2023. The month of January 2023 represents the last exercise period of this warrants plan. Each fiscal year period ends on the last business day of the month in question.

Warrants not exercised at the end of the last exercise period will become null and void.

By way of derogation from the previous paragraphs, in case of a Liquidity Event, the Warrants may also be exercised during the fifteen days before the anticipated closing date of the Liquidity Event. Warrants not exercised at the end of that exceptional exercise period will automatically be canceled and without value, unless otherwise decided by the board of directors.

4.6. Issue price of the Warrants

The Warrants will be issued free of charge and offered to the Beneficiaries. The Warrants will be subject to the law dated March 26, 1999 (inasmuch as the Beneficiary is subject to that law).

4.7. Exercise price of the Warrants

The exercise price of the Warrants allocated under the 2012 Warrant Offer is EUR 4.52. The Board has determined, based on a certified opinion from the auditor of the Company, in accordance with Article 43 of the law dated March 26, 1999, that this price is equal to the value of the share to which the Warrants pertain.

4.8. Exercise terms of the Warrants

A Warrant that may be exercised will only be considered to have been exercised upon receipt by the Company of:

(i)	a written notice in the form determined by the Company, stating that a Warrant or a certain number of Warrants is being exercised;

(ii)	full payment of the exercise price of the Warrants exercised in euros, by bank wire transfer to an account specially opened as part of the Plan at the time of acceptance of the Warrants and the number of which will be provided to each Beneficiary by the Company;

(iii)	in the event the Warrants are exercised by a person or persons other than the Warrant holder, appropriate proof that that person or those persons are entitled to exercise that Warrant;

and

(iv)	declarations and documents that the Board or the delegated Company director deem necessary or desirable in order to comply with the applicable legal and regulatory stipulations, and which the Board or the delegated director have requested to see.

All of the above must be in the Company’s possession no later than the last day of the exercise period in question.

4.9. Characteristics of the shares that will be issued following the exercise of the Warrants

4.7.1 General characteristics

The new shares that will be issued within a reasonable time frame after the expiration of an exercise period of the Warrants will be of the same type and will benefit from the same rights as the shares existing on the Offer Date (without prejudice of that set forth in Section 4.9 below). Taking into account what is specified in Section 4.9, if several share categories exist, the shares issued following the exercise of the Warrants will belong to the ordinary share category (i.e., at this time, the “Class A Shares”).

4.7.2.	Enjoyment

When the Warrants are exercised, the shares issued during that exercise shall bear the same enjoyment as the other Company shares (without prejudice to that set forth in Section 4.9 below).

4.7.3.	Availability

Within a reasonable time frame after closing of the exercise period in the registered or (if the Company already has dematerialized shares at the time of the exercise) dematerialized form by registration in the account, as chosen by the Beneficiary.

4.7.4.	Transferability

The assignment of the shares that come from the Warrants are transferable subject to the same legal and/or statutory conditions as the other Company shares, without prejudice to that set forth in Section 4.9.2 below.

4.7.5.	Costs related to the delivery of the shares

If the subscribed shares are delivered to a securities account, they will be delivered free of charge inasmuch as the account is held with a financial institution in Belgium.

4.8 Form and delivery of the Warrants - Non-transferability

The Warrants are and will remain blocked until they have expired or been exercised in a register of Warrant Holders that will be kept at the registered office of the Company, and that will contain the precise name of each Warrant holder and the indication of the number of Warrants held.

The Warrants are non-transferable between living persons.

4.9 Modification of the structure of the Company’s capital

4.9.1.	By derogation to what is set out in Article 501 C. Soc., and without prejudice to the exceptions set out by the law, the Company reserves the right to adopt any decision it deems necessary relative to its capital, Bylaws or administration. Such decisions may include, inter alia: a capital decrease, with or without reimbursement to shareholders; a capital increase by incorporating reserves, whether or not it is combined with the creation of new shares; a capital increase in kind; a capital increase in cash with or without limitation or cancellation of the preferential subscription rights of the shareholders; an issue of beneficiary shares, convertible bonds, preferential shares, bond with warrant, or ordinary or warrant bonds; a change in the provisions of the Bylaws regarding distributions of the profits or (net) proceeds from liquidation or other rights attached to the ordinary shares (i.e., the “Class A shares”); splitting of the shares; dividend distribution in shares; dissolution of the Company; a legal merger; a legal split or a contribution or transfer of assets or a line of business, irrespective of whether it is combined with the exchange of shares. The Company may adopt such decisions even if they meant or could mean that the profits are given to the warrant holder through the issue and exercise conditions of the Warrants or the law, unless such a reduction is obviously the sole purpose of such a decision.

However, in case or merger or split, the Board has an obligation of means to ensure that the Warrants not exercised on the date of such operations will be modified in accordance with the conversion parity applied to the existing Company shares.

Furthermore, in case of a capital reduction operation, a capital reimbursement operation, an operation to buy back its own shares and cancellation or those shares or similar operation causing a decrease in the Company’s equity following a decision by the shareholders made in a general shareholders’ meeting, the exercise price of the Warrants may be modified by decision by the Board of Directors notified to the Beneficiaries so as to compensate the loss of value resulting from the reduction in equity. Any change will be applicable as of notification to the Beneficiaries and without the latter needing to accept it formally.

Lastly, the number of shares corresponding to the Warrants will be adjusted so as to reflect and account for any increase or decrease in the number of Company shares following a division or grouping, depending on the case.

4.10	Situation in case of departure

4.10.1.	If the Warrant holder loses the capacity of Beneficiary within the meaning of Article 4.1 above following (i) dismissal or revocation (except for gross negligence attributable to the Beneficiary), (ii) voluntary resignation, or (iii) cessation of belonging to the Company:

•	none of the Warrants that have been assigned to it may be exercised if it loses the capacity of Beneficiary before the first anniversary of the Offer Date;

•	the Warrants (other than the Management Warrants) not yet exercised remain acquired by the Beneficiary, and may be exercised in accordance with section 4.3., in the amount of:

•	25% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary before the second anniversary of the Offer Date;
•	50% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary before the third anniversary of the Offer Date;
•	75% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary before the fourth anniversary of the Offer Date.

with the understanding that the other Warrants may not be exercised;

•	100% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary after the fourth anniversary of the Offer Date.

•	Any Management Warrants (definitively acquired within the meaning of Article 4.3) not exercised on the date when the beneficiary loses the status of beneficiary as described in article 4.1 will remain able to be exercised.

The Warrants that can no longer be exercised by the Beneficiaries will automatically become irrelevant and void for them, and will be subject to automatic cancellation.

The Warrants that can be exercised will have to be exercised during the next exercise period set out in Article 4.4. If this is not done, the Warrants that have not been exercised by the Beneficiaries at the end of that exercise period will automatically become irrelevant and void for them and will be subject to cancellation.

4.10.2.	If the Warrant holder loses the capacity of Beneficiary within the meaning of Section 4.1 following dismissal or revocation for gross negligence (attributable to the Warrant holder), all of the Warrants not exercised on the date on which he/she loses the capacity of Beneficiary will automatically become irrelevant and void and will be subject to cancellation.

4.10.3.	In case of death of the Beneficiary, the assignees may exercise the Warrants at the time and according to the terms set forth in Section 4.10.1 (mutatis mutandis).

4.10.4.	If the Beneficiary loses the capacity of Beneficiary following legal retirement or at the end of the his/her career, the Warrants may be exercised at the time and under the terms set by these issue conditions (see Section 4.3).

4.10.5	With respect to people having the capacity of Beneficiary due to the fact they are a director or provide products or services to the Company independently but regularly (if applicable with the intervention of a management or service company), the terms “dismissal or revocation” and “voluntary resignation” designate the various scenarios in which the contractual relationship under which those products or services are provided is definitively ended, either by the Company or by the Beneficiary or the management or service company. The term “gross negligence” refers to the scenario where that break is based on a serious breach by the Beneficiary or the management or service company of its contractual obligations. An interruption of more than six months in the supply of the products or services is considered to be a definitive break.

4.11	In case of suspension of the employment contract

In case of suspension of the employment contract for a total duration of more than six months, the consequence of that suspension on the rights related to the Warrants allocated by the Company will be determined for each case in particular by the Company.

4.12	Applicable Law

This Warrant Offer is subject to Belgian law. The courts and tribunals of the registered office of the Company have sole jurisdiction for any dispute relative to the Offer, issuance or exercise of the Warrants

ISSUANCE AND EXERCISE CONDITIONS

Maximum offer of 266,241 subscription rights (“Warrants”)

reserved for the Beneficiaries of the Company Warrants Plan

Acceptances of this Warrants Offer must be returned to the Company in adherence to Section 4.1

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Definitions

Beneficiaries	certain employees, directors and members of the management of the Company as identified by the Board of Directors of the Company.

Remuneration Committee	the remuneration committee of the Company established within the Board of Directors;

Board of Directors	the board of directors of the Company

Offer Date	the date of the written communication of the Offer to the Beneficiaries.

Warrant Holder	the person registered in the warrants ledger of the Company as holding one or more Warrants

Liquidity Event	(i) a transfer of all or nearly all of: (a) the Company’s property; or (b) the Company’s shares; (ii) a merger, split or other Restructuring of the company (excluding a capital increase by cash contribution but including a capital increase by contribution in kind), following which the holders of the majority of the votes in the Company (immediately before that restructuring) no longer hold, as a group, the majority of the votes of the surviving/receiving entities; (iii) any other sale of that Company; or (iv) a liquidation of the Company;

Offer	the offer of the Warrants;

Exercise period	the exercise period during which the Warrant Holder can exercise the received Warrants (as described in Article 4.5) in order to acquire shares of the Company;

Warrants Plan	this plan relative to the Warrants established by the Company

Company	Cardio3 BioSciences SA

Warrants	the maximum of 266,241 subscription rights offered freely to the Beneficiaries of the Offer under the law dated March 26, 1999

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1.	Decision by the Board of Directors

On April 19, 2013, the Board of Directors indicated its agreement to propose the creation of 266,241 Warrants to the Extraordinary General Shareholders’ Meeting of the Company, to be distributed to the future beneficiaries.

2.	Special report by the Board of Directors

This document, entitled “ISSUANCE AND EXERCISE CONDITIONS,” is attached as Appendix 1 to the special report prepared on April 19, 2013 by the Board of Directors pursuant to Article 583 of the Companies Code.

3.	Decision by the General Shareholders’ Meeting

The General Shareholders’ Meeting was held on May 6, 2013. It approved, with cancellation of the preferential subscription rights of the existing shareholders and warrant holders in favor of the members of the Company’s staff and the people specified in the special report prepared on April 19, 2013 by the Board of Directors, the principle decision regarding the issuance of a maximum of 266,241 Warrants and granted a mandate to the Remuneration Committee in order to identify the Beneficiaries of the Warrants as well as the number of Warrants allocated to each of them.

The issuance of the Warrants accepted by the Beneficiaries will be done by a notarial deed (in accordance with Article 589 of the Companies Code) after the expiration of the acceptance period.

It also appointed the Remuneration Committee to take all necessary or useful measures for the implementation of this Warrant Plan.

4.	Information on the Offer of the Warrants

4.1 Identification of the Beneficiaries of the Offer

The Offer is reserved for the Beneficiaries within the limits of and based on the distribution determined by the Board of Directors of the Company.

The following may be considered to be a “Beneficiary”:

•	any person who, on the Offer Date, is under an open-ended employment contract with the Company;

•	any Director of the Company;

•	any person providing products or services to the Company independently but regularly, if applicable, upon the intervention of a management or service company;

3

Each Beneficiary may be offered a certain number of Warrants based on a distribution decided upon by the Remuneration Committee established within the Board of Directors, which shall decide as a special agent appointed by the General Shareholders’ Meeting, with the understanding that the Board of Directors has all powers to define that distribution.

The participation in the Warrant Plan does not grant any additional rights to workers in terms of labor laws and, in particular, does not create any limitation or additional condition for the employer to end the employment relationship with one of its collaborators, in accordance with the laws in force.

The Beneficiaries are asked to return the completed acceptance form to the Company, to the attention of Mr. Patrick Jeanmart, such that it is received by the Company no later than the date indicated to them as part of the Offer. This Offer Date will appear on the acceptance form that will be given to each Beneficiary.

The acceptance form will indicate whether the Beneficiary accepts or declines the allocation of the Warrants. If the completed acceptance form is not received within the time frame indicated above, the Beneficiary will be considered to have REFUSED the allocation of the Warrants.

4.2. Total number of Warrants

The total Offer pertains to a maximum number of 266,241 Warrants. Each Warrant entitles its holder to subscribe for one ordinary share (i.e., on that date, a class A share) of the Company.

4.3. Exercise periods for the Warrants

Warrants definitively acquired may be exercised, in whole or in part, the first month of each quarter beginning on January 1, 2017, until the tenth anniversary of the issuance of the Warrants, i.e., May 6, 2023. Each fiscal year period ends on the last business day of the month in question. The month of May 2023 represents the last exercise period of this Warrant Plan, which will begin on April 1, 2023 and will end on May 6, 2023.

Warrants not exercised at the end of the last exercise period will become null and void.

By way of derogation from the previous paragraphs, in case of a Liquidity Event, the Warrants may also be exercised during the fifteen days before the anticipated closing date of the Liquidity Event. Warrants not exercised at the end of that exceptional exercise period will automatically be canceled and without value, unless otherwise decided by the Board of Directors.

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4.4. Issue price of the Warrants

The Warrants will be issued free of charge and offered to the Beneficiaries. The Warrants will be subject to the law dated March 26, 1999 (inasmuch as the Beneficiary is subject to that law).

4.5. Exercise price of the Warrants

The exercise price of the Warrants allocated under the 2013 Warrant Offer is EUR 2.64. The Board of Directors has determined, based on a certified opinion from the auditor of the Company, in accordance with Article 43 of the law dated March 26, 1999, that this price is equal to the value of the share to which the Warrants pertain.

4.6. Exercise terms of the Warrants

A Warrant that may be exercised will only be considered to have been exercised upon receipt by the Company of:

(i)	a written notice in the form determined by the Company, stating that a Warrant or a certain number of Warrants is being exercised;

(ii)	full payment of the exercise price of the Warrants exercised in euros, by bank wire transfer to an account specially opened as part of the Warrant Plan at the time of acceptance of the Warrants, and the number of which will be provided to each Beneficiary by the Company;

(iii)	in the event the Warrants are exercised by a person or persons other than the Warrant Holder, appropriate proof that that person or those persons are entitled to exercise that Warrant;

and

(iv)	declarations and documents that the Board of Directors or the delegated Company director deem necessary or desirable in order to comply with the applicable legal and regulatory stipulations, and which the Board of Directors or the delegated director have requested to see.

All of the above must be in the Company’s possession no later than the last day of the exercise period in question.

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4.7. Characteristics of the shares that will be issued following the exercise of the Warrants

4.7.1 General characteristics

The new shares that will be issued within a reasonable time frame after the expiration of an exercise period of the Warrants will be of the same type and will benefit from the same rights as the shares existing on the Offer Date (without prejudice of that set forth in Section 4.9 below). Taking into account what is specified in Section 4.9, if several share categories exist, the shares issued following the exercise of the Warrants will belong to the ordinary share category (i.e., at this time, class A shares).

4.7.2.	Enjoyment

When the Warrants are exercised, the shares issued during that exercise shall bear the same enjoyment as the other Company shares (without prejudice to that set forth in Section 4.9 below).

4.7.3.	Availability

Within a reasonable time frame after closing of the exercise period in the registered or (if the Company already has dematerialized shares at the time of the exercise) dematerialized form by registration in the account, as chosen by the Beneficiary.

4.7.4.	Transferability

The shares that come from the Warrants are transferable subject to the same legal and/or statutory conditions as the other Company shares, without prejudice to that stated in Section 4.9.2 below.

4.7.5.	Costs related to the delivery of the shares

If the subscribed shares are delivered to a securities account, they will be delivered free of charge inasmuch as the account is held with a financial institution in Belgium.

4.8 Form and delivery of the Warrants - Non-transferability

At the registered office of the Company, a register of Warrant Holders will be kept that will contain the precise name of each Warrant Holder and an indication of the number of Warrants held.

The Warrants are non-transferable between living persons.

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4.9 Modification of the structure of the Company’s capital

4.9.1	By derogation to what is set out in Article 501 C. Soc., and without prejudice to the exceptions set out by the law, the Company reserves the right to adopt any decision it deems necessary relative to its capital, Bylaws or administration. Such decisions may include, inter alia: a capital decrease, with or without reimbursement to shareholders; a capital increase by incorporating reserves, whether or not it is combined with the creation of new shares; a capital increase in kind; a capital increase in cash with or without limitation or cancellation of the preferential subscription rights of the shareholders; an issue of beneficiary shares, convertible bonds, preferential shares, bond with warrant, or ordinary or warrant bonds; a change in the provisions of the Bylaws regarding distributions of the profits or (net) proceeds from liquidation or other rights attached to the ordinary shares (i.e., the Class A shares); splitting of the shares; dividend distribution in shares; dissolution of the Company; a legal merger; a legal split or a contribution or transfer of assets or a line of business irrespective of whether it is combined with the exchange of shares. The Company may adopt such decisions even if they meant or could mean that the profits are given to the Warrant holder through the issue and exercise conditions of the Warrants or the law, unless such a reduction is obviously the sole purpose of such a decision.

However, in case or a merger or split, the Board of Directors has an obligation of means to ensure that the Warrants not exercised on the date of such operations will be modified in accordance with the conversion parity applied to the existing Company shares.

Furthermore, in case of a capital reduction operation, a capital reimbursement operation, an operation to buy back its own shares and cancellation or those shares or similar operation causing a decrease in the Company’s equity following a decision by the shareholders made in a general shareholders’ meeting, the exercise price of the Warrants may be modified by decision by the Board of Directors notified to the Beneficiaries so as to compensate the loss of value resulting from the reduction in equity. Any change will be applicable as of notification to the Beneficiaries and without the latter needing to accept it formally.

Lastly, the number of shares corresponding to the Warrants will be adjusted so as to reflect and account for any increase or decrease in the number of Company shares following a division or grouping, depending on the case.

4.9.2	In the event the Company performs a capital increase by cash contributions before the final date set out to exercise the Warrants, the Warrant Holders will have the option of exercising them immediately and participating in the new issue, inasmuch as the former shareholders have that right.

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In that case, this exercise and the payment of the exercise price must take place, in accordance with the terms defined in Section 4.6. above, no later than three business days before the opening of the subscription period relative to that capital increase.

In case of early exercise of the Warrants in that scenario, the subscribed shares will remain registered and non-transferable; at the end of the expiration dates set under Section 4.3. above, they will become transferable for the quantities equivalent to the number of Warrants that can be exercised on those deadlines and may (if the Company already has dematerialized shares at the time of the exercise) be converted into dematerialized shares.

if an event occurs, during that non-transferability period, that would normally have caused the Beneficiary to lose the right to exercise all or part of its Warrants (see Section 4.10 below), the Company will benefit from the option of buying back the shares obtained by the early exercise of those Warrants, for a price corresponding to the exercise price of those Warrants (as long as the legal conditions to buy back its own shares are met).

4.10	Situation in case of departure

4.10.1.	If the Warrant Holder loses the capacity of Beneficiary within the meaning of Article 4.1 above following (i) dismissal or revocation (except for gross negligence attributable to the Beneficiary), (ii) voluntary resignation, or (iii) cessation of belonging to the Company:

•	none of the Warrants that have been assigned to it may be exercised if it loses the capacity of Beneficiary before the first anniversary of the Offer Date;

•	the Warrants not yet exercised remain acquired by the Beneficiary, and may be exercised in accordance with Section 4.3., in the amount of:

•	33% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary before the second anniversary of the Offer Date;

•	66% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary before the third anniversary of the Offer Date;

with the understanding that the other Warrants may not be exercised;

•	100% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary after the third anniversary of the Offer Date.

The Warrants that can no longer be exercised by the Beneficiaries will automatically become irrelevant and void for them, and will be subject to automatic cancellation.

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The Warrants that can be exercised under this Section 4.10.1 will have to be exercised during the next exercise period set out in Article 4.3. If this is not done, the Warrants that have not been exercised by the Beneficiaries at the end of that next exercise period will automatically become irrelevant and void for them, and will be subject to automatic cancellation.

4.10.2.	If the Warrant Holder loses the capacity of Beneficiary within the meaning of Section 4.1 following dismissal or revocation for gross negligence (attributable to the Warrant Holder), all of the Warrants not exercised on the date on which he/she loses the capacity of Beneficiary will automatically become irrelevant and void and will be subject to automatic cancellation.

4.10.3.	In case of death of the Beneficiary, the assignees may exercise the Warrants at the time and according to the terms set forth in Section 4.10.1 (mutatis mutandis).

4.10.4	If the Beneficiary loses the capacity of Beneficiary following legal retirement or at the end of his/her career, the Warrants may be exercised at the time and under the terms set by these issue conditions (see Section 4.3).

4.10.4	With respect to people having the capacity of Beneficiary due to the fact they are a director or provide products or services to the Company independently but regularly (if applicable with the intervention of a management or service company), the terms “dismissal or revocation” and “voluntary resignation” designate the various scenarios in which the contractual relationship under which those products or services are provided is definitively ended, either by the Company or by the Beneficiary or the management or service company. The term “gross negligence” refers to the scenario where that break is based on a serious breach by the Beneficiary or the management or service company of its contractual obligations. An interruption of more than six months in the supply of the products or services is considered to be a definitive break.

4.11	In case of suspension of the employment contract

In case of suspension of the employment contract for a total duration of more than six months, the consequence of that suspension on the rights related to the Warrants allocated by the Company will be determined for each case in particular by the Company.

4.12	Applicable Law

This Warrant Offer is subject to Belgian law. The courts and tribunals of the registered office of the Company have sole jurisdiction for any dispute relative to the Offer, issuance or exercise of the Warrants

9

CARDIO3 BIOSCIENCES S.A.

Business Corporation [société anonyme]

having its registered office at

B-1435 Mont Saint Guibert, Rue Edouard Belin 12

R.P.M. Nivelles 891 118 115

Maximum offer of 79,500 subscription rights (“Warrants”)

reserved for the Beneficiaries of the Company Warrants Plan

Acceptances under this Warrants Offer may be filed, as indicated in Section 4.1 below, with the Company

The Beneficiaries of the Offer are advised to read the tax code as it is described in Section 4.14 of this document carefully.

Definitions

Beneficiaries	Certain employees and members of the management of the Company as identified by the Remuneration Committee established within the Board of Directors of the Company.

Offer Date	the date of the written communication of the Offer to the Beneficiaries.

Liquidity Event	(i) a transfer of all or nearly all of: (a) the Company’s property; or (b) the Company’s shares; (ii) a merger, split or other Restructuring of the company (excluding a capital increase by cash contribution but including a capital increase by contribution in kind), following which the holders of the majority of the votes in the Company (immediately before that restructuring) no longer hold, as a group, the majority of the votes of the surviving/receiving entities; (iii) any other sale of that Company; or (iv) a liquidation of the Company;

Offer	the offer of the Warrants

Warrants Plan	this plan relative to the Warrants established by the Company

Company	Cardio3 BioSciences SA

Warrants	the maximum of 79,500 subscription rights offered freely to the Beneficiaries of the Offer under the law dated March 26, 1999

1.	Decision by the Board of Directors

On October 15, 2010, the board of directors indicated its agreement to propose the creation of 79,500 Warrants to the General Shareholders’ Meeting of the Company, to be distributed to the future beneficiaries.

2.	Special report by the Board of Directors

The copy of the special report prepared on October 15, 2010 by the Board of Directors pursuant to Articles 583 of the Companies Code is in Appendix 1.

3.	Decision by the General Shareholders’ Meeting

The General Shareholders’ Meeting was held on October 28, 2010. It approved the principle decision, with unanimous waiver of the preferential subscription right, regarding the issue of 79,500 Warrants and granted a mandate to the Board of Directors in order to identify the beneficiaries of the Warrants, as well as the number of Warrants allocated to each of them.

The issuance of the Warrants accepted by the Beneficiaries will be done by a notarial deed (in accordance with Article 589 of the Companies Code) after the expiration of the acceptance period.

It also tasked the Board of Directors with taking all necessary or useful measures to implement this share Warrant Plan.

4.	Information on the Offer of the Warrants

4.1 Identification of the Beneficiaries of the Offer

The Offer is reserved for the Beneficiaries within the limits of and based on the distribution determined by the Board of Directors of the Company (the “Committee).

The following may be considered to be a “Beneficiary”:

•	any person who is a member of the senior management of the Company and who, on the Offer Date, is under an open-ended employment contract;

•	any person providing products or services to the Company independently but regularly, if applicable the intervention of a management or service company;

Each Beneficiary may be offered a certain number of Warrants based on a distribution decided on by the Committee, with the understanding that the Committee has all powers to define that distribution.

The participation in the Warrant Plan does not grant any additional rights to workers in terms of labor laws and, in particular, does not create any limitation or additional condition for the employer to end the employment relationship with one of its collaborators, in accordance with the laws in force.

The Beneficiaries are asked to return the completed acceptance form to the Company, to the attention of Mr. Patrick Jeanmart, such that it is received by the Company no later than the date indicated as part of the Offer (or 60 days after the Offer Date, or no later than December 28, 2010). This Offer Date will appear on the acceptance form that will be given to each Beneficiary.

The acceptance form will indicate whether the Beneficiary accepts or declines the allocation of the Warrants. If the completed acceptance form is not received within the time frame indicated above, the Beneficiary will be considered to have REFUSED the allocation of the Warrants.

4.2. Total number of Warrants

The total Offer pertains to a maximum number of 79,500 Warrants. Each Warrant entitles its holder to subscribe for one share of the Company.

4.3. Exercise periods for the Warrants

The Beneficiaries of Warrants may not exercise their Warrants before December 31, 2013. After that date, the Warrants may be exercised until December 31, 2020.

The Warrants may be exercised in whole or in part by each Beneficiary during the first month of each quarter beginning January 1, 2014 and until December 31, 2020.

By way of derogation from the previous paragraphs, in case of a Liquidity Event, the Warrants may also be exercised during the fifteen days before the anticipated closing date of the Liquidity Event. Warrants not exercised at the end of that exceptional exercise period will automatically be canceled and without value, unless otherwise decided by the board of directors.

4.4. Issue price of the Warrants

The Warrants will be issued free of charge and offered to the Beneficiaries. The Warrants will be subject to the law dated March 26, 1999 (inasmuch as the Beneficiary is subject to that law).

4.5. Exercise price of the Warrants

The exercise price of the Warrants allocated under the 2010 Warrant Offer is EUR 35.36. The Board has determined, based on a certified opinion from the auditor of the Company, in accordance with Article 43 of the law dated March 26, 1999, that this price is equal to the value of the share to which the Warrants pertain.

4.6. Exercise terms of the Warrants

A Warrant that may be exercised will only be considered to have been exercised upon receipt by the Company of:

(i)	a written notice in the form determined by the Company, stating that a Warrant or a certain number of Warrants is being exercised;

(ii)	full payment of the exercise price of the Warrants exercised in euros, by bank wire transfer to an account specially opened as part of the Plan at the time of acceptance of the Warrants and the number of which will be provided to each Beneficiary by the Company;

(iii)	in the event the Warrants are exercised by a person or persons other than the Warrant holder, appropriate proof that that person or those persons are entitled to exercise that Warrant;

and

(iv)	declarations and documents that the Board or the delegated Company director deem necessary or desirable in order to comply with the applicable legal and regulatory stipulations, and which the Board or the delegated director have requested to see.

All of the above must be in the Company’s possession no later than the last day of the exercise period in question.

4.7. Characteristics of the shares that will be issued following the exercise of the Warrants

4.7.1 General characteristics

The new shares that will be issued within a reasonable time frame after the expiration of an exercise period of the Warrants will be of the same type and will benefit from the same rights as the shares existing on the Offer Date (without prejudice to that set forth in Section 4.9 below). Taking into account what is specified in Section 4.9, if several share categories exist, the shares issued following the exercise of the Warrants will belong to the ordinary share category (i.e., non-preferential).

4.7.2.	Enjoyment

When the Warrants are exercised, the shares issued during that exercise shall bear the same enjoyment as the other Company shares (without prejudice to that set forth in Section 4.9 below).

4.7.3.	Availability

Within a reasonable time frame after closing of the exercise period in the registered or (if the Company already has dematerialized shares at the time of the exercise) dematerialized form by registration in the account, as chosen by the Beneficiary.

4.7.4.	Transferability

The assignment of the shares that come from the Warrants are transferable subject to the same legal and/or statutory conditions as the other Company shares, without prejudice to that set forth in Section 4.9.2 below.

4.7.5.	Costs related to the delivery of the shares

If the subscribed shares are delivered to a securities account, they will be delivered free of charge inasmuch as the account is held with a financial institution in Belgium.

4.8 Form and delivery of the Warrants - Non-transferability

The Warrants are and will remain blocked until they have expired or been exercised in a register of Warrant Holders that will be kept at the registered office of the Company, and that will contain the precise name of each Warrant holder and the indication of the number of Warrants held.

The Warrants are non-transferable between living persons.

4.9 Modification of the structure of the Company’s capital

4.9.1.

As a derogation from the stipulations of Article 501 of the Companies Code, the Company expressly reserves the right to perform all operations (capital increase with or without creation of new shares, capital reduction, issuance of convertible bonds or subscription rights, amortization of the capital, buying back its own shares, mergers, splits, etc.) it deems necessary in the context of its capital, bylaws or management, even if those decisions cause a decrease in the benefits granted to the Warrant holders.

The Company in particular notifies the Beneficiaries, who, by accepting this Offer, also accept that the Company is, on the Offer Date, in negotiations regarding a new capital increase of the Company. The Company expressly reserves the right to increase the capital of the Company and modify the bylaws as part of the capital increase. The Beneficiaries are thus notified that preferential rights (including a preferential right to receive any surplus assets on liquidation) will be introduced into the bylaws at the time of the capital increase in favor of some or all of the shares, excluding the shares to which the Warrants relate.

However, in case or merger or split, the Board has an obligation of means to ensure that the Warrants not exercised on the date of such operations will be modified in accordance with the conversion parity applied to the existing Company shares.

Furthermore, in case of a capital reduction operation, a capital reimbursement operation, an operation to buy back its own shares and cancellation or those shares or similar operation causing a decrease in the Company’s equity following a decision by the shareholders made in a general shareholders’ meeting, the exercise price of the Warrants may be modified by decision by the Board of Directors notified to the Beneficiaries so as to compensate the loss of value resulting from the reduction in equity. Any change will be applicable as of notification to the Beneficiaries and without the latter needing to accept it formally.

Lastly, the number of shares corresponding to the Warrants will be adjusted so as to reflect and account for any increase or decrease in the number of Company shares following a division or grouping, depending on the case.

4.9.2.	In the event the Company performs a capital increase by cash contributions before the final date set out to exercise the Warrants, the Warrant holders will have the option of exercising them immediately and participating in the new issue, inasmuch as the former shareholders have that right.

In that case, this exercise and the payment of the exercise price must take place, in accordance with the terms defined in Section 4.6. above, no later than three business days before the opening of the subscription period relative to that capital increase.

In case of early exercise of the Warrants in that scenario, the subscribed shares will remain registered and non-transferable; at the end of the expiration dates set under Section 4.3. above, they will become transferable for the quantities equivalent to the number of Warrants that can be exercised on those deadlines and may (if the Company already has dematerialized shares at the time of the exercise) be converted into dematerialized shares.

If an event occurs, during that non-transferability period, that would normally have caused the Beneficiary to lose the right to exercise all or part of its Warrants (see Section 4.10 below), the Company will benefit from the option of buying back the shares obtained by the early exercise of those Warrants, for a price corresponding to the exercise price of those Warrants (as long as the legal conditions to buy back its own shares are met).

4.10	Situation in case of departure

4.10.1.	If the Warrant holder loses the capacity of Beneficiary within the meaning of Article 4.1 above following (i) dismissal or revocation (except for gross negligence attributable to the Beneficiary), (ii) voluntary resignation, or (iii) cessation of belonging to the Company:

•	none of the Warrants that have been assigned to it may be exercised if it loses the capacity of Beneficiary before the first anniversary of the Offer Date;

•	the Warrants not yet exercised remain acquired by the Beneficiary, and may be exercised in accordance with Section 4.3., in the amount of:

•	33% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary before the second anniversary of the Offer Date;

•	66% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary before the third anniversary of the Offer Date;

with the understanding that the other Warrants may not be exercised;

•	100% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary after the third anniversary of the Offer Date;

The Warrants that can no longer be exercised by the Beneficiaries will automatically become irrelevant and void for them, and will be subject to automatic cancellation.

The Warrants that can be exercised will have to be exercised during the next exercise period set out in Article 4.3. If this is not done, the Warrants that have not been exercised by the Beneficiaries at the end of that exercise period will automatically become irrelevant and void for them and will be subject to cancellation.

4.10.2.	If the Warrant holder loses the capacity of Beneficiary within the meaning of Section 4.1 following dismissal or revocation for gross negligence (attributable to the Warrant holder), all of the Warrants not exercised on the date on which he/she loses the capacity of Beneficiary will automatically become irrelevant and void and will be subject to cancellation.

4.10.3.	In case of death of the Beneficiary, the assignees may exercise the Warrants at the time and according to the terms set forth in Section 4.10.1 (mutatis mutandis).

4.10.4.	If the Beneficiary loses the capacity of Beneficiary following legal retirement or at the end of the his/her career, the Warrants may be exercised at the time and under the terms set by these issue conditions (see Section 4.3).

4.10.5	With respect to people having the capacity of Beneficiary due to the fact they are a director or provide products or services to the Company independently but regularly (if applicable with the intervention of a management or service company), the terms “dismissal or revocation” and “voluntary resignation” designate the various scenarios in which the contractual relationship under which those products or services are provided is definitively ended, either by the Company or by the Beneficiary or the management or service company. The term “gross negligence” refers to the scenario where that break is based on a serious breach by the Beneficiary or the management or service company of its contractual obligations. An interruption of more than six months in the supply of the products or services is considered to be a definitive break.

4.11	In case of suspension of the employment contract

In case of suspension of the employment contract for a total duration of more than six months, the consequence of that suspension on the rights related to the Warrants allocated by the Company will be determined for each case in particular by the Company.

4.12 Applicable Law

This Warrant Offer is subject to Belgian law. The courts and tribunals of the registered office of the Company have sole jurisdiction for any dispute relative to the Offer, issuance or exercise of the Warrants

4.13 Tax Regime (Belgian nationals residing in Belgium)

Under Article 42 et seq. of the law dated March 26, 1999 relative to the 1998 Belgian action plan for employment and pertaining to various provisions, benefits of all kinds obtained due to or on the occasion of the exercise of the professional activity, in the form of a free allocation of share options, are taxable as Remuneration.

Inasmuch as it is possible to demonstrate that, as in the case at hand, the offer of any benefit arises from the performance of a professional activity by the beneficiary, the benefit of any nature will be taxed as remuneration in Belgium.

In light of the preceding, the offer of the Warrants must be qualified as a benefit of any nature for the Beneficiaries of the Warrants who are Belgian nationals residing in Belgium.

Depending on the characteristics of the Warrants and the legal formula, the benefit will be valued at 10% of the exercise price of the Warrants.

Regarding the Beneficiaries under employment contracts, the Company will withdraw at the payroll tax due for the benefit of any kind, thus calculated from the salary of the Beneficiaries in the second month following the Offer Date. The Company will mention the amount of the benefit on tax forms No. 281.10 (for employees), No. 281.20 (for directors) and No. 281.50 (for independent contractors), prepared in the name of the Beneficiaries of the Warrants for the tax year during which the Warrants were definitively granted.

Under current Belgian tax laws, the appreciation following the subsequent assignment of shares acquired by exercising the Warrants is exempt from taxation for natural persons in Belgium. Depreciation is not deductible.

Dividends on shares

The dividends paid to the Beneficiaries following the acquisition of shares of the Company are in principle subject to the Belgian withholding taxation of 25%. This tax is reduced to 15% when the dividend coupon is present at the same time as the corresponding VVPR STRIP coupon. The withholding tax is withheld at the source by the Company, except in case of exemption set out by Belgian tax law. The withholding tax being, in the current state of Belgian tax law, a “release” in Belgium, Beneficiaries domiciled in Belgium are therefore not required to declare it in their annual tax return for natural persons.

CARDIO3 BIOSCIENCES S.A.

Business Corporation [société anonyme]

having its registered office at

B-1435 Mont Saint Guibert, Rue Edouard Belin 12

R.P.M. Nivelles 891 118 115

Maximum offer of 50,000 subscription rights (“warrants”)

reserved for the Beneficiaries of the Company Warrants Plan

Acceptances under this Warrants Offer may be filed, as indicated in Section 4.1 below, with the Company

The Beneficiaries of the Offer are advised to read the tax code as it is described in Section 4.14 of this document carefully.

Definitions

Beneficiaries	Certain employees and members of the management of the Company as identified by the Remuneration Committee established within the Board of Directors of the Company.

Offer Date	the date of the written communication of the Offer to the Beneficiaries.

Liquidity Event	(i) a transfer of all or nearly all of: (a) the Company’s property; or (b) the Company’s shares; (ii) a merger, split or other Restructuring of the company (excluding a capital increase by cash contribution but including a capital increase by contribution in kind), following which the holders of the majority of the votes in the Company (immediately before that restructuring) no longer hold, as a group, the majority of the votes of the surviving/receiving entities; (iii) any other sale of that Company; or (iv) a liquidation of the Company;

Offer	the offer of the Warrants

Warrants Plan	this plan relative to the Warrants established by the Company

Company	Cardio3 BioSciences SA

Warrants	the maximum of 50,000 subscription rights offered freely to the Beneficiaries of the Offer under the law dated March 26, 1999

1.	Decision by the Board of Directors

On March 23, 2010, the board of directors indicated its agreement to propose the creation of 50,000 Warrants to the ordinary shareholders’ meeting of the Company, to be distributed to the future beneficiaries. These 50,000 warrants are divided into three groups:

A.	A. 15,000 A warrants that will be distributed to the subscribers of the convertible loan contracted by the Company on December 21, 2009.

B.	B. 5,000 B warrants that will be distributed to the shareholders of the company Biological Manufacturing Services.

C.	C. 30,000 C warrants that will be distributed to the members of the staff and management of the Company (the “Warrants”).

2.	Special report by the Board of Directors

The copy of the special report prepared on March 23, 2010 by the Board of Directors pursuant to Articles 583 of the Companies Code is in Appendix 1.

3.	Decision by the General Shareholders’ Meeting

The General Shareholders’ Meeting was held on May 5, 2010. It approved the principle decision, with unanimous waiver of the preferential subscription right, regarding the issue of 50,000 Warrants and granted a mandate to the Board of Directors in order to identify the beneficiaries of the Warrants as well as the number of Warrants allocated to each of them.

The issuance of the Warrants accepted by the Beneficiaries will be done by a notarial deed (in accordance with Article 589 of the Companies Code) after the expiration of the acceptance period.

It also tasked the Board of Directors with taking all necessary or useful measures to implement this share Warrant Plan.

4.	Information on the Offer of the Warrants

4.1 Identification of the Beneficiaries of the Offer

The Offer is reserved for the Beneficiaries within the limits of and based on the distribution determined by the Board of Directors of the Company (the “Committee).

The following may be considered to be a “Beneficiary”:

•	any person who is a member of the senior management of the Company and who, on the Offer Date, is under an open-ended employment contract;

•	any person providing products or services to the Company independently but regularly, if applicable the intervention of a management or service company;

Each Beneficiary may be offered a certain number of Warrants based on a distribution decided on by the Committee, with the understanding that the Committee has all powers to define that distribution.

The participation in the Warrant Plan does not grant any additional rights to workers in terms of labor laws and, in particular, does not create any limitation or additional condition for the employer to end the employment relationship with one of its collaborators, in accordance with the laws in force.

The Beneficiaries are asked to return the completed acceptance form to the Company, to the attention of Mr. Patrick Jeanmart, such that it is received by the Company no later than the date indicated as part of the Offer (or 60 days after the Offer Date, or no later than August 15, 2010). This Offer Date will appear on the acceptance form that will be given to each Beneficiary.

The acceptance form will indicate whether the Beneficiary accepts or declines the allocation of the Warrants. If the completed acceptance form is not received within the time frame indicated above, the Beneficiary will be considered to have REFUSED the allocation of the Warrants.

4.2. Total number of Warrants

The total Offer pertains to a maximum number of 50,000 Warrants. Each Warrant entitles its holder to subscribe for one share of the Company.

4.3. Exercise periods for the Warrants

The Beneficiaries of Warrants may not exercise their Warrants before December 31, 2011. After that date, the Warrants may be exercised until December 31, 2016.

The Warrants may be exercised in whole or in part by each Beneficiary during the first month of each quarter, beginning with the dates provided above and until December 31, 2016.

By way of derogation from the previous paragraphs, in case of a Liquidity Event, the Warrants may also be exercised during the fifteen days before the anticipated closing date of the Liquidity Event. Warrants not exercised at the end of that exceptional exercise period will automatically be canceled and without value, unless otherwise decided by the board of directors.

4.4. Issue price of the Warrants

The Warrants will be issued free of charge and offered to the Beneficiaries. The Warrants will be subject to the law dated March 26, 1999 (inasmuch as the Beneficiary is subject to that law).

4.5. Exercise price of the Warrants

The exercise price of the Warrants allocated under the 2010 Warrant Offer is EUR 22.44. The Board has determined, based on a certified opinion from the auditor of the Company, in accordance with Article 43 of the law dated March 26, 1999, that this price is equal to the value of the share to which the Warrants pertain.

4.6. Exercise terms of the Warrants

A Warrant that may be exercised will only be considered to have been exercised upon receipt by the Company of:

(i)	a written notice in the form determined by the Company, stating that a Warrant or a certain number of Warrants is being exercised;

(ii)	full payment of the exercise price of the Warrants exercised in euros, by bank wire transfer to an account specially opened as part of the Plan at the time of acceptance of the Warrants and the number of which will be provided to each Beneficiary by the Company;

(iii)	in the event the Warrants are exercised by a person or persons other than the Warrant holder, appropriate proof that that person or those persons are entitled to exercise that Warrant;

and

(iv)	declarations and documents that the Board or the delegated Company director deem necessary or desirable in order to comply with the applicable legal and regulatory stipulations, and which the Board or the delegated director have requested to see.

All of the above must be in the Company’s possession no later than the last day of the exercise period in question.

4.7. Characteristics of the shares that will be issued following the exercise of the Warrants

4.7.1 General characteristics

The new shares that will be issued within a reasonable time frame after the expiration of an exercise period of the Warrants will be of the same type and will benefit from the same rights as the shares existing on the Offer Date (without prejudice to that set forth in Section 4.9 below). Taking into account what is specified in Section 4.9, if several share categories exist, the shares issued following the exercise of the Warrants will belong to the ordinary share category (i.e., non-preferential).

4.7.2.	Enjoyment

When the Warrants are exercised, the shares issued during that exercise shall bear the same enjoyment as the other Company shares (without prejudice to that set forth in Section 4.9 below).

4.7.3.	Availability

Within a reasonable time frame after closing of the exercise period in the registered or (if the Company already has dematerialized shares at the time of the exercise) dematerialized form by registration in the account, as chosen by the Beneficiary.

4.7.4.	Transferability

The assignment of the shares that come from the Warrants are transferable subject to the same legal and/or statutory conditions as the other Company shares, without prejudice to that set forth in Section 4.9.2 below.

4.7.5.	Costs related to the delivery of the shares

If the subscribed shares are delivered to a securities account, they will be delivered free of charge inasmuch as the account is held with a financial institution in Belgium.

4.8 Form and delivery of the Warrants - Non-transferability

The Warrants are and will remain blocked until they have expired or been exercised in a register of Warrant Holders that will be kept at the registered office of the Company, and that will contain the precise name of each Warrant holder and the indication of the number of Warrants held.

The Warrants are non-transferable between living persons.

4.9 Modification of the structure of the Company’s capital

4.9.1.	As a derogation from the stipulations of Article 501 of the Companies Code, the Company expressly reserves the right to perform all operations (capital increase with or without creation of new shares, capital reduction, issuance of convertible bonds or subscription rights, amortization of the capital, buying back its own shares, mergers, splits, etc.) it deems necessary in the context of its capital, bylaws or management, even if those decisions cause a decrease in the benefits granted to the Warrant holders.

The Company in particular notifies the Beneficiaries, who, by accepting this Offer, also accept that the Company is, on the Offer Date, in negotiations regarding a new capital increase of the Company. The Company expressly reserves the right to increase the capital of the Company and modify the bylaws as part of the capital increase. The Beneficiaries are thus notified that preferential rights (including a preferential right to receive any surplus assets on liquidation) will be introduced into the bylaws at the time of the capital increase in favor of some or all of the shares, excluding the shares to which the Warrants relate.

However, in case or merger or split, the Board has an obligation of means to ensure that the Warrants not exercised on the date of such operations will be modified in accordance with the conversion parity applied to the existing Company shares.

Furthermore, in case of a capital reduction operation, a capital reimbursement operation, an operation to buy back its own shares and cancellation or those shares or similar operation causing a decrease in the Company’s equity following a decision by the shareholders made in a general shareholders’ meeting, the exercise price of the Warrants may be modified by decision by the Board of Directors notified to the Beneficiaries so as to compensate the loss of value resulting from the reduction in equity. Any change will be applicable as of notification to the Beneficiaries and without the latter needing to accept it formally.

Lastly, the number of shares corresponding to the Warrants will be adjusted so as to reflect and account for any increase or decrease in the number of Company shares following a division or grouping, depending on the case.

4.9.2.	In the event the Company performs a capital increase by cash contributions before the final date set out to exercise the Warrants, the Warrant holders will have the option of exercising them immediately and participating in the new issue, inasmuch as the former shareholders have that right.

In that case, this exercise and the payment of the exercise price must take place, in accordance with the terms defined in Section 4.6. above, no later than three business days before the opening of the subscription period relative to that capital increase.

In case of early exercise of the Warrants in that scenario, the subscribed shares will remain registered and non-transferable; at the end of the expiration dates set under Section 4.3. above, they will become transferable for the quantities equivalent to the number of Warrants that can be exercised on those deadlines and may (if the Company already has dematerialized shares at the time of the exercise) be converted into dematerialized shares.

if an event occurs, during that non-transferability period, that would normally have caused the Beneficiary to lose the right to exercise all or part of its Warrants (see Section 4.10 below), the Company will benefit from the option of buying back the shares obtained by the early exercise of those Warrants, for a price corresponding to the exercise price of those Warrants (as long as the legal conditions to buy back its own shares are met).

4.10	Situation in case of departure

4.10.1.	If the Warrant holder loses the capacity of Beneficiary within the meaning of Article 4.1 above following (i) dismissal or revocation (except for gross negligence attributable to the Beneficiary), (ii) voluntary resignation, or (iii) cessation of belonging to the Company:

•	none of the Warrants that have been assigned to it may be exercised if it loses the capacity of Beneficiary before the first anniversary of the Offer Date;

•	the Warrants not yet exercised remain acquired by the Beneficiary, and may be exercised in accordance with Section 4.3., in the amount of:

•	33% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary before the second anniversary of the Offer Date;

•	66% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary before the third anniversary of the Offer Date;

with the understanding that the other Warrants may not be exercised;

•	100% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary after the third anniversary of the Offer Date;

The Warrants that can no longer be exercised by the Beneficiaries will automatically become irrelevant and void for them, and will be subject to automatic cancellation.

The Warrants that can be exercised will have to be exercised during the next exercise period set out in Article 4.3. If this is not done, the Warrants that have not been exercised by the Beneficiaries at the end of that exercise period will automatically become irrelevant and void for them and will be subject to cancellation.

4.10.2.	If the Warrant holder loses the capacity of Beneficiary within the meaning of Section 4.1 following dismissal or revocation for gross negligence (attributable to the Warrant holder), all of the Warrants not exercised on the date on which he/she loses the capacity of Beneficiary will automatically become irrelevant and void and will be subject to cancellation.

4.10.3.	In case of death of the Beneficiary, the assignees may exercise the Warrants at the time and according to the terms set forth in Section 4.10.1 (mutatis mutandis).

4.10.4.	If the Beneficiary loses the capacity of Beneficiary following legal retirement or at the end of his/her career, the Warrants may be exercised at the time and under the terms set by these issue conditions (see Section 4.3).

4.10.5	With respect to people having the capacity of Beneficiary due to the fact they are a director or provide products or services to the Company independently but regularly (if applicable with the intervention of a management or service company), the terms “dismissal or revocation” and “voluntary resignation” designate the various scenarios in which the contractual relationship under which those products or services are provided is definitively ended, either by the Company or by the Beneficiary or the management or service company. The term “gross negligence” refers to the scenario where that break is based on a serious breach by the Beneficiary or the management or service company of its contractual obligations. An interruption of more than six months in the supply of the products or services is considered to be a definitive break.

4.11	In case of suspension of the employment contract

In case of suspension of the employment contract for a total duration of more than six months, the consequence of that suspension on the rights related to the Warrants allocated by the Company will be determined for each case in particular by the Company.

4.12	Applicable Law

This Warrant Offer is subject to Belgian law. The courts and tribunals of the registered office of the Company have sole jurisdiction for any dispute relative to the Offer, issuance or exercise of the Warrants

4.13	Tax Regime (Belgian nationals residing in Belgium)

Under Article 42 et seq. of the law dated March 26, 1999 relative to the 1998 Belgian action plan for employment and pertaining to various provisions, benefits of all kinds obtained due to or on the occasion of the exercise of the professional activity, in the form of a free allocation of share options, are taxable as Remuneration.

Inasmuch as it is possible to demonstrate that, as in the case at hand, the offer of any benefit arises from the performance of a professional activity by the beneficiary, the benefit of any nature will be taxed as remuneration in Belgium.

In light of the preceding, the offer of the Warrants must be qualified as a benefit of any nature for the Beneficiaries of the Warrants who are Belgian nationals residing in Belgium.

Depending on the characteristics of the Warrants and the legal formula, the benefit will be valued at 8.5% of the exercise price of the Warrants.

Regarding the Beneficiaries under employment contracts, the Company will withdraw at the payroll tax due for the benefit of any kind, thus calculated from the salary of the Beneficiaries in the second month following the Offer Date. The Company will mention the amount of the benefit on tax forms No. 281.10 (for employees), No. 281.20 (for directors) and No. 281.50 (for independent contractors), prepared in the name of the Beneficiaries of the Warrants for the tax year during which the Warrants were definitively granted.

Under current Belgian tax laws, the appreciation following the subsequent assignment of shares acquired by exercising the Warrants is exempt from taxation for natural persons in Belgium. Depreciation is not deductible.

Dividends on shares

The dividends paid to the Beneficiaries following the acquisition of shares of the Company are in principle subject to the Belgian withholding taxation of 25%. This tax is reduced to 15% when the dividend coupon is present at the same time as the corresponding VVPR STRIP coupon. The withholding tax is withheld at the source by the Company, except in case of exemption set out by Belgian tax law. The withholding tax being, in the current state of Belgian tax law, a “release” in Belgium, Beneficiaries domiciled in Belgium are therefore not required to declare it in their annual tax return for natural persons.

CARDIO3 BIOSCIENCES S.A.

Business Corporation [société anonyme]

having its registered office at

B-1435 Mont Saint Guibert, Rue Edouard Belin 12

R.P.M. Nivelles 891 118 115

Maximum offer of 90,000 subscription rights (“Warrants”)

reserved for the Beneficiaries of the Company Warrants Plan

Acceptances under this Warrants Offer may be filed, as indicated in Section 4.1 below, with the Company

The Beneficiaries of the Offer are advised to read the tax code as it is described in Section 4.14 of this document carefully.

Definitions

Beneficiaries	Certain employees, members of the management and the board of directors of the Company as identified by the Remuneration Committee established within the Board of Directors of the Company.

Offer Date	the date of the written communication of the Offer to the Beneficiaries.

Liquidity Event	(i) a transfer of all or nearly all of: (a) the Company’s property; or (b) the Company’s shares; (ii) a merger, split or other Restructuring of the company (excluding a capital increase by cash contribution but including a capital increase by contribution in kind), following which the holders of the majority of the votes in the Company (immediately before that restructuring) no longer hold, as a group, the majority of the votes of the surviving/receiving entities; (iii) any other sale of that Company; or (iv) a liquidation of the Company;

Offer	the offer of the Warrants

Warrants Plan	this plan relative to the Warrants established by the Company

Company	Cardio3 BioSciences SA

Warrants	the maximum of 90,000 subscription rights offered freely to the Beneficiaries of the Offer under the law dated March 26, 1999

1.	Decision by the Board of Directors

On February 21, 2008, the board of directors indicated its agreement to propose the creation of 90,000 Warrants to the ordinary shareholders’ meeting of the Company, to be distributed to the future beneficiaries in 2 tranches. The first section pertains to 50,000 warrants to be distributed in October or November 2008, and the second tranche relates to 40,000 warrants to be distributed in mid-2009.

A proposal to allocate the first tranche of 50,000 warrants was proposed and accepted by the Board during its meeting on September 23, 2008. The allocation of the warrants was, however, subject to recruitment of the first patient for the C-Cure clinical study.

2.	Special report by the Board of Directors

The copy of the special report prepared on September 23, 2008 by the Board of Directors pursuant to Articles 583, 596 and 598 of the Companies Code is in Appendix 1.

3.	Decision by the General Shareholders’ Meeting

The General Shareholders’ Meeting met on September 26, 2008. It approved the principle decision, with unanimous waiver of the preferential subscription right, regarding the issue of 90,000 Warrants and granted a mandate to the Remuneration Committee established within the Board in order to identify the beneficiaries of the Warrants as well as the number of Warrants allocated to each of them, in the following proportions:

•	Maximum offer: 50,000 Warrants between October 15 and November 15, 2008.

•	Maximum offer: 40,000 Warrants in June, July or August 2009.

The issuance of the Warrants accepted by the Beneficiaries will be done by a notarial deed (in accordance with Article 589 of the Companies Code) after the expiration of the acceptance period.

It also tasked the Board of Directors with taking all necessary or useful measures to implement this share Warrant Plan.

4.	Information on the Offer of the Warrants

4.1 Identification of the Beneficiaries of the Offer

The Offer is reserved for the Beneficiaries within the limits of and based on the distribution determined by the Remuneration Committee established within the Board of Directors of the Company (the “Committee”).

The following may be considered to be a “Beneficiary”:

•	any person who is a member of the senior management of the Company and who, on the Offer Date, is under an open-ended employment contract;

•	any Director of the Company;

•	any person providing products or services to the Company independently but regularly, if applicable on the intervention of a management or service company.

Each Beneficiary may be offered a certain number of Warrants based on a distribution decided on by the Committee, with the understanding that the Committee has all powers to define that distribution.

The participation in the Warrant Plan does not grant any additional rights to workers in terms of labor laws and, in particular, does not create any limitation or additional condition for the employer to end the employment relationship with one of its collaborators, in accordance with the laws in force.

The Beneficiaries are asked to return the completed acceptance form to the Company, to the attention of Mr. Patrick Jeanmart, such that it is received by the Company no later than the date indicated as part of the Offer (or 60 days after the Offer Date, or no later than January 15, 2009). This Offer Date will appear on the acceptance form that will be given to each Beneficiary.

The acceptance form will indicate whether the Beneficiary accepts or declines the allocation of the Warrants. If the completed acceptance form is not received within the time frame indicated above, the Beneficiary will be considered to have REFUSED the allocation of the Warrants.

4.2. Total number of Warrants

The total Offer pertains to a maximum number of 50,000 Warrants. Each Warrant entitles its holder to subscribe for one share of the Company.

4.3. Exercise periods for the Warrants

The Beneficiaries may not exercise their Warrants before a period of three full calendar years has expired, i.e., December 31, 2011.

After that date, the Warrants may be exercised until the end of the sixth calendar year following the Offer Date, i.e., until November 15, 2014.

The Warrants may be exercised in whole or in part by each Beneficiary during the first month of each quarter beginning January 1, 2012 and until November 15, 2014.

By way of derogation from the previous paragraphs, in case of a Liquidity Event, the Warrants may also be exercised during the fifteen days before the anticipated closing date of the Liquidity Event. Warrants not exercised at the end of that exceptional exercise period will automatically be canceled and without value, unless otherwise decided by the board of directors.

4.4. Issue price of the Warrants

The Warrants will be issued free of charge and offered to the Beneficiaries. The Warrants will be subject to the law dated March 26, 1999 (inasmuch as the Beneficiary is subject to that law).

4.5. Exercise price of the Warrants

The exercise price of the Warrants allocated under the 2008 Warrant Offer is EUR 22.44. The Board has determined, based on a certified opinion from the auditor of the Company, in accordance with Article 43 of the law dated March 26, 1999, that this price is equal to the value of the share to which the Warrants pertain.

4.6. Exercise terms of the Warrants

A Warrant that may be exercised will only be considered to have been exercised upon receipt by the Company of:

(i)	a written notice in the form determined by the Company, stating that a Warrant or a certain number of Warrants is being exercised;

(ii)	full payment of the exercise price of the Warrants exercised in euros, by bank wire transfer to an account specially opened as part of the Plan at the time of acceptance of the Warrants and the number of which will be provided to each Beneficiary by the Company;

(iii)	in the event the Warrants are exercised by a person or persons other than the Warrant holder, appropriate proof that that person or those persons are entitled to exercise that Warrant;

and

(iv)	declarations and documents that the Board or the delegated Company director deem necessary or desirable in order to comply with the applicable legal and regulatory stipulations, and which the Board or the delegated director have requested to see.

All of the above must be in the Company’s possession no later than the last day of the exercise period in question.

4.7. Characteristics of the shares that will be issued following the exercise of the Warrants

4.7.1 General characteristics

The new shares that will be issued within a reasonable time frame after the expiration of an exercise period of the Warrants will be of the same type and will benefit from the same rights as the shares existing on the Offer Date (without prejudice to that set forth in Section 4.9 below). In consideration of that specified in Section 4.9, if several share categories exist, the shares issued following the exercise of the Warrants will belong to the ordinary share category (i.e., non-preferential).

4.7.2.	Enjoyment

When the Warrants are exercised, the shares issued during that exercise shall bear the same enjoyment as the other Company shares (without prejudice to that set forth in Section 4.9 below).

4.7.3.	Availability

Within a reasonable time frame after closing of the exercise period in the registered or (if the Company already has dematerialized shares at the time of the exercise) dematerialized form by registration in the account, as chosen by the Beneficiary.

4.7.4.	Transferability

The assignment of the shares that come from the Warrants are transferable subject to the same legal and/or statutory conditions as the other Company shares, without prejudice to that set forth in Section 4.9.2 below.

4.7.5.	Costs related to the delivery of the shares

If the subscribed shares are delivered to a securities account, they will be delivered free of charge inasmuch as the account is held with a financial institution in Belgium.

4.8 Form and delivery of the Warrants - Non-transferability

The Warrants are and will remain blocked until they have expired or been exercised in a register of Warrant Holders that will be kept at the registered office of the Company, and that will contain the precise name of each Warrant holder and the indication of the number of Warrants held.

The Warrants are non-transferable between living persons.

4.9 Modification of the structure of the Company’s capital

4.9.1.	As a derogation from the stipulations of Article 501 of the Companies Code, the Company expressly reserves the right to perform all operations (capital increase with or without creation of new shares, capital reduction, issuance of convertible bonds or subscription rights, amortization of the capital, buying back its own shares, mergers, splits, etc.) it deems necessary in the context of its capital, bylaws or management, even if those decisions cause a decrease in the benefits granted to the Warrant holders.

The Company in particular notifies the Beneficiaries, who, by accepting this Offer, also accept the following that the Company is, on the Offer Date, in negotiations regarding a new capital increase of the Company. The Company expressly reserves the right to increase the capital of the Company and modify the bylaws as part of the capital increase. The Beneficiaries are thus notified that preferential rights (including a preferential right to receive any surplus assets on liquidation) will be introduced into the bylaws at the time of the capital increase in favor of some or all of the shares, excluding the shares to which the Warrants relate.

However, in case or merger or split, the Board has an obligation of means to ensure that the Warrants not exercised on the date of such operations will be modified in accordance with the conversion parity applied to the existing Company shares.

Furthermore, in case of a capital reduction operation, a capital reimbursement operation, an operation to buy back its own shares and cancellation or those shares or similar operation causing a decrease in the Company’s equity following a decision by the shareholders made in a general shareholders’ meeting, the exercise price of the Warrants may be modified by decision by the Board of Directors notified to the Beneficiaries so as to compensate the loss of value resulting from the reduction in equity. Any change will be applicable as of notification to the Beneficiaries and without the latter needing to accept it formally.

Lastly, the number of shares corresponding to the Warrants will be adjusted so as to reflect and account for any increase or decrease in the number of Company shares following a division or grouping, depending on the case.

4.9.2.	In the event the Company performs a capital increase by cash contributions before the final date set out to exercise the Warrants, the Warrant holders will have the option of exercising them immediately and participating in the new issue, inasmuch as the former shareholders have that right.

In that case, this exercise and the payment of the exercise price must take place, in accordance with the terms defined in Section 4.6. above, no later than three business days before the opening of the subscription period relative to that capital increase.

In case of early exercise of the Warrants in that scenario, the subscribed shares will remain registered and non-transferable; at the end of the expiration dates set under Section 4.3. above, they will become transferable for the quantities equivalent to the number of Warrants that can be exercised on those deadlines and may (if the Company already has dematerialized shares at the time of the exercise) be converted into dematerialized shares.

if an event occurs, during that non-transferability period, that would normally have caused the Beneficiary to lose the right to exercise all or part of its Warrants (see Section 4.10 below), the Company will benefit from the option of buying back the shares obtained by the early exercise of those Warrants, for a price corresponding to the exercise price of those Warrants (as long as the legal conditions to buy back its own shares are met).

4.10	Situation in case of departure

4.10.1.	If the Warrant holder loses the capacity of Beneficiary within the meaning of Article 4.1 above following (i) dismissal or revocation (except for gross negligence attributable to the Beneficiary), (ii) voluntary resignation, or (iii) cessation of belonging to the Company:

•	none of the Warrants that have been assigned to it may be exercised if it loses the capacity of Beneficiary before the first anniversary of the Offer Date;

•	the Warrants not yet exercised remain acquired by the Beneficiary, and may be exercised in accordance with Section 4.3., in the amount of:

•	33% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary before the second anniversary of the Offer Date;

•	66% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary before the third anniversary of the Offer Date;

with the understanding that the other Warrants may not be exercised;

•	100% of the Warrants that have been assigned to it if it loses the capacity of Beneficiary after the third anniversary of the Offer Date;

The Warrants that can no longer be exercised by the Beneficiaries will automatically become irrelevant and void for them, and will be subject to automatic cancellation.

The Warrants that can be exercised will have to be exercised during the next exercise period set out in Article 4.3. If this is not done, the Warrants that have not been exercised by the Beneficiaries at the end of that exercise period will automatically become irrelevant and void for them and will be subject to cancellation.

4.10.2.	If the Warrant holder loses the capacity of Beneficiary within the meaning of Section 4.1 following dismissal or revocation for gross negligence (attributable to the Warrant holder), all of the Warrants not exercised on the date on which he/she loses the capacity of Beneficiary will automatically become irrelevant and void and will be subject to cancellation.

4.10.3.	In case of death of the Beneficiary, the assignees may exercise the Warrants at the time and according to the terms set forth in Section 4.10.1 (mutatis mutandis).

4.10.4.	If the Beneficiary loses the capacity of Beneficiary following legal retirement or at the end of the his/her career, the Warrants may be exercised at the time and under the terms set by these issue conditions (see Section 4.3).

4.10.5	With respect to people who have the capacity of Beneficiary because they are a director or provide products or services, independently but regularly, to the Company (if applicable through a management or service company), the terms “dismissal or revocation” and “voluntary resignation” designate various scenarios in which the contractual relationship under which those products or services are provided is definitively ended either by the Company or by the Beneficiary or the management or service company. The term “gross negligence” refers to the scenario where that break is based on a serious breach by the Beneficiary or the management or service company of its contractual obligations. An interruption of more than six months in the supply of the products or services is considered to be a definitive break.

4.11	In case of suspension of the employment contract

In case of suspension of the employment contract for a total duration of more than six months, the consequence of that suspension on the rights related to the Warrants allocated by the Company will be determined for each case in particular by the Company.

4.12	Termination Clause

The Warrants will be automatically canceled and without value if the Company has not enrolled the first patient by December 31, 2008.

4.13	Applicable Law

This Warrant Offer is subject to Belgian law. The courts and tribunals of the registered office of the Company have sole jurisdiction for any dispute relative to the Offer, issuance or exercise of the Warrants

4.14	Tax Regime (Belgian nationals residing in Belgium)

Under Article 42 et seq. of the law dated March 26, 1999 relative to the 1998 Belgian action plan for employment and pertaining to various provisions, benefits of all kinds obtained due to or on the occasion of the exercise of the professional activity, in the form of a free allocation of share options, are taxable as Remuneration.

Inasmuch as it is possible to demonstrate that, as in the case at hand, the offer of any benefit arises from the performance of a professional activity by the beneficiary, the benefit of any nature will be taxed as remuneration in Belgium.

In light of the preceding, the offer of the Warrants must be qualified as a benefit of any nature for the Beneficiaries of the Warrants who are Belgian nationals residing in Belgium.

Depending on the characteristics of the Warrants and the legal formula, the benefit will be valued at 8% of the exercise price of the Warrants.

Regarding the Beneficiaries under employment contracts, the Company will withdraw at the payroll tax due for the benefit of any kind, thus calculated from the salary of the Beneficiaries in the second month following the Offer Date. The Company will mention the amount of the benefit on tax forms No. 281.10 (for employees), No. 281.20 (for directors) and No. 281.50 (for independent contractors), prepared in the name of the Beneficiaries of the Warrants for the tax year during which the Warrants were definitively granted.

Under current Belgian tax laws, the appreciation following the subsequent assignment of shares acquired by exercising the Warrants is exempt from taxation for natural persons in Belgium. Depreciation is not deductible.

Dividends on shares

The dividends paid to the Beneficiaries following the acquisition of shares of the Company are in principle subject to the Belgian withholding taxation of 25%. This tax is reduced to 15% when the dividend coupon is present at the same time as the corresponding VVPR STRIP coupon. The withholding tax is withheld at the source by the Company, except in case of exemption set out by Belgian tax law. The withholding tax being, in the current state of Belgian tax law, a “release” in Belgium, Beneficiaries domiciled in Belgium are therefore not required to declare it in their annual tax return for natural persons.